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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT

      THIS FIRST AMENDMENT (this "Amendment") dated as of January 16, 2004 to the Credit Agreement referenced below is by and among PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

                                   WITNESSETH

      WHEREAS, a revolving credit facility of up to $50 million has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of January 6, 2004 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

      WHEREAS, the Borrower has requested that the Required Lenders agree to certain modifications of the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

      2. Amendments. The Credit Agreement is amended in the following respects:

      2.1 In the definition of "Borrowing Base" in Section 1.01 of the Credit Agreement, the word "value" is added immediately after the word "book" in clause
(b)(i).

      2.2 In the definition of "Consolidated Total Leverage Ratio" in Section
1.01 of the Credit Agreement, the phrase "if positive," is added immediately before "the sum of" in clause (ii).

      2.3 The definition of "Swing Line Lender" in Section 1.01 of the Credit Agreement is amended to read as follows:

            "Swing Line Lender" means (a) Bank of America in its capacity as provider of Swing Line Loans, (b) any other Lender acceptable to the Administrative Agent and the Borrower that agrees to provide Swing Line Loans or (c) in each case, any successor swing line lender hereunder.

      3. Joinder of New Lenders. The Borrower has the right to increase the Aggregate Revolving Commitments to up to $50 million with new Revolving Commitments from any Person acceptable to the Administrative Agent. Each of Lehman Commercial Paper, Inc., General Electric Capital Corporation, AmSouth Bank and SunTrust Bank (collectively, the "New Lenders") hereby agrees to provide a Revolving Commitment under the Credit Agreement in the amount set forth on the new Schedule 2.01 to the Credit Agreement attached hereto. The Borrower, the Guarantors and the New Lenders hereby acknowledge, agree and confirm that each New Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Agreement, and shall have all of the rights and obligations of a Lender under the Credit Agreement as if such New Lender had executed the Credit Agreement.

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      4. New Schedule 2.01. Schedule 2.01 to the Credit Agreement is replaced with the new Schedule 2.01 attached hereto.

      5. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions: ,

            (a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Lenders (including the New Lenders); and

            (b) receipt by the Administrative Agent of all fees due in connection with this Amendment.

      6. Reaffirmation of Representations and Warranties. The Borrower represents and warrants that the representations and warranties set forth in the Loan Documents are true and correct as of the date hereof (except those that expressly relate to an earlier period).

      7. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Loan Documents.

      8. Reaffirmation of Security Interests. The Borrower and each Guarantor
(i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

      9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

      10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

                                       2
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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation

By: /s/ Brent Turner
   ---------------------
Name:  Brent Turner
Title: Vice President, Treasurer & Investor Relations

GUARANTORS:

AERIES HEALTHCARE CORPORATION, a Delaware corporation
AERIES HEALTHCARE OF ILLINOIS, INC., an Illinois corporation
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., a Utah corporation
COLLABORATIVE CARE CORPORATION, a Tennessee corporation
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, a North Carolina corporation GREAT PLAINS HOSPITAL, INC., a Missouri corporation
GULF COAST TREATMENT CENTER, INC., a Florida corporation
H.C. CORPORATION, an Alabama corporation
HAVENWYCK HOSPITAL INC., a Michigan corporation
HSA HILL CREST CORPORATION, an Alabama corporation
HSA OF OKLAHOMA, INC., an Oklahoma corporation
INFOSCRIBER CORPORATION, a Delaware corporation
LAURELWOOD CENTER, INC., a Mississippi corporation
MICHIGAN PSYCHIATRIC SERVICES, INC., a Michigan corporation
PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation
PREMIER BEHAVIORAL SOLUTIONS OF ALABAMA, INC., a Delaware corporation
PSI CEDAR SPRINGS HOSPITAL, INC., a Delaware corporation
PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC., a Tennessee corporation PSI-EAP, INC., a Delaware corporation
PSIHOSPITALS, INC., a Delaware corporation
PSYCHIATRIC MANAGEMENT RESOURCES, INC., a California corporation
PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC., a Tennessee corporation PSYCHIATRIC SOLUTIONS HOSPITALS, INC., a Delaware corporation
PSYCHIATRIC SOLUTIONS OF ALABAMA, INC. a Tennessee corporation
PSYCHIATRIC SOLUTIONS OF ARIZONA, INC., a Delaware corporation
PSYCHIATRIC SOLUTIONS OF FLORIDA, INC., a Tennessee corporation
PSYCHIATRIC SOLUTIONS OF LOUISIANA, INC., a Delaware corporation
PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC., a Tennessee corporation PSYCHIATRIC SOLUTIONS OF OKLAHOMA, INC., a Delaware corporation
PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC., a Tennessee corporation
RAMSAY MANAGED CARE, INC., a Delaware corporation

By: /s/ Brent Turner
   -----------------
Name:
Title:

                           [SIGNATURE PAGES CONTINUE]

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RAMSAY TREATMENT SERVICES, INC., a Delaware corporation
RAMSAY YOUTH SERVICES OF FLORIDA, INC., a Delaware corporation
RAMSAY YOUTH SERVICES OF GEORGIA, INC., a Delaware corporation
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC., a Delaware corporation RHCI SAN ANTONIO, INC., a Delaware corporation
SOLUTIONS CENTER OF LITTLE ROCK, INC., a Tennessee corporation
SUNSTONE BEHAVIORAL HEALTH, INC., a Tennessee corporation
THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC., a Tennessee corporation TRANSITIONAL CARE VENTURES, INC., a Delaware corporation
TRANSITIONAL CARE VENTURES (TEXAS), INC., a Delaware corporation
PSI TEXAS HOSPITALS, LLC, a Texas limited liability company
THERAPEUTIC SCHOOL SERVICES, LLC, an Oklahoma limited liability company

By: /s/ Brent Turner
   ----------------
Name:
Title:

NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership
TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership TEXAS LAUREL RIDGE HOSPITAL, L.P., a Texas limited partnership
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P., a Texas limited partnership TEXAS SAN MARCOS TREATMENT CENTER, L.P., a Texas limited partnership TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership

By:   PSI TEXAS HOSPITALS, LLC, its general partner

      By: /s/ Brent Turner
         -----------------
      Name:
      Title:

H.C. PARTNERSHIP, an Alabama general partnership

By:  H.C. CORPORATION, its general partner
     HSA HILL CREST CORPORATION, its general partner

     By: /s/ Brent Turner
        -----------------
     Name:
     Title:

                           [SIGNATURE PAGES CONTINUE]

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ADMINISTRATIVE AGENT:              BANK OF AMERICA, NA.,
                                   as Administrative Agent

                                   By: /s/ Kristine Thennes
                                       ---------------------
                                   Name:  Kristine Thennes
                                   Title: Vice President

LENDERS:                           BANK OF AMERICA, N.A.,
                                   as a Lender, L/C Issuer and Swing Line Lender

                                   By: /s/ Elizabeth L. Knox
                                       ---------------------
                                   Name: Elizabeth L. Knox
                                   Title: SVP

                                   LEHMAN COMMERCIAL PAPER, INC.

                                   By: /s/ Francis Chang
                                       ---------------------
                                   Name:  Francis Chang
                                   Title: Vice President

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By: /s/ Keith S. Kennedy
                                       ---------------------
                                   Name: Keith S. Kennedy
                                   Title: Its Duly Authorized Signatory

                                   AMSOUTH BANK

                                   By: /s/ William H. Berrell
                                       ---------------------
                                   Name: William H. Berrell
                                   Title: Vice President

                                   SUNTRUST BANK

                                   By: /s/ William D. Priester
                                       -----------------------
                                   Name:  William D. Priester
                                   Title: Director